UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2010

ADPT Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

691 S. Milpitas Blvd., Milpitas, California, 95035

(Address of principal executive offices including zip code)

(408) 945-8600

(Registrant’s telephone number, including area code)

Adaptec, Inc.

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2010, Adaptec, Inc. (the “Company”) changed its name to ADPT Corporation. The name change was made pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the Company with and into the Company. The Company is the surviving corporation in the merger, and in connection with the merger, amended Article One of its certificate of incorporation to change the Company’s name to ADPT Corporation pursuant to a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

On June 25, 2010, the Company issued a press release regarding the change in its name. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on June 22, 2010.

99.1	Press release issued by the Company on June 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADPT Corporation

By:	/S/ MARY L. DOTZ
Name:	Mary L. Dotz
Title:	Chief Financial Officer

Dated: June 25, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on June 22, 2010.

99.1	Press release issued by the Company on June 25, 2010.